Exhibit 99.2
FOR IMMEDIATE RELEASE
CONTACT:
Coinstar, Inc.
Marci Maule, Director of Public Relations
425-943-8277
COINSTAR NAMES GREGG KAPLAN AS PRESIDENT AND CHIEF OPERATING OFFICER
Additional Executive Appointments Strengthen Senior Team
BELLEVUE, Wash. — April 6, 2009 — Coinstar, Inc. (NASDAQ: CSTR) today announced that it has appointed Gregg Kaplan, former chief executive officer of Redbox Automated Retail, LLC (“Redbox”), to the positions of president and chief operating officer of Coinstar, succeeding Paul D. Davis. Consistent with the leadership succession plan previously announced on Sept. 2, 2008, Paul Davis became chief executive officer and was named to Coinstar’s Board of Directors, effective April 1, 2009. Davis has served as Coinstar’s chief operating officer since April 2008 and succeeds Dave Cole, who retired as chief executive officer and Coinstar director.
“I’m delighted that Gregg Kaplan has joined the management team of Coinstar,” said Davis. “He’s an experienced and innovative executive having pioneered the self-service DVD rental category and grown Redbox from a start-up in 2002 to the leader in the category, with a network of 14,000 kiosks in 48 states. His extensive knowledge of self-service operations and product expansion will be a great asset to the company, and we look forward to his continued contributions across all of our businesses.”
Kaplan will have responsibility for all of Coinstar’s lines of business and functional areas including operations, sales, manufacturing, supply chain, customer service and R&D, and will report directly to Paul Davis.
Executive Appointments
Coinstar also announced the following executive appointments:
•	John Harvey, chief financial officer of Redbox, will succeed Brian Turner, chief financial officer of Coinstar, starting on June 1, 2009. (Reference announcement “Coinstar Announces CFO Transition Plan” — April 6).

•	Mitch Lowe, chief operating officer of Redbox, will take over the leadership of Redbox in the role of president. Lowe was one of the founding senior executives at Netflix and has been a leader in the video and rental industry for more than 25 years.

•	Dora Summers-Ewing, most recently principal and senior client partner of Korn/Ferry International, has been named chief people officer of Coinstar.
“I am excited to announce the appointment of these seasoned and knowledgeable executives,” said Davis. “With more than 25 years of experience in the DVD rental market, Mitch Lowe has earned our confidence and trust and we know he will successfully lead Redbox and capitalize on its exciting growth prospects. I am also pleased to welcome John Harvey and Dora Summers-Ewing to the roles of chief financial officer and chief people officer, respectively. John brings extensive financial and strategic experience to the table, while Dora brings a wealth of experience in corporate transformation and human resources to our organization.”
“I am confident that these talented executives, along with the rest of Coinstar’s management team, the Board and thousands of dedicated employees, will continue to maximize the value of Coinstar’s business portfolio with the goal of creating value for all of our shareholders,” added Davis.
Management Biographies
Gregg Kaplan
Kaplan, 39, has run Redbox since its infancy in 2002 when it was a venture within McDonald’s Corporation, and has served as Redbox’s chief executive officer since 2005, when Redbox became a separate company. Over the six-plus years of running Redbox, Kaplan drove the rapid expansion of Redbox from just a few kiosks to a network of more than 14,000. He was also responsible for building the entire management team and growing the employee base from five people to over 1,200 employees. Prior to Redbox, Kaplan worked in the Strategy and Business Development group of McDonald’s Corporation, where he helped McDonald’s create and build new businesses. Other experience includes serving as a partner at divine interVentures, a B2B internet incubator; strategic positions at Streamline.com, an online grocery delivery startup; and an investment banker at Furman Selz, focusing on corporate transactions of media and entertainment companies. Kaplan earned a Master’s in Business Administration from the Harvard Business School and a Bachelor of Arts in Philosophy from the University of Michigan.
John Harvey
Harvey, 43, has served as chief financial officer for Redbox since May 2008. Before joining Redbox, Harvey was executive vice president and chief financial officer for JetBlue Airways Corporation, supporting the company’s transition from an entrepreneurial start-up to a mature, $3 billion-revenue operation. Harvey’s prior positions include serving as senior vice president of SkyWorks Capital, LLC; vice president and senior portfolio manager of ABN AMRO Bank; senior director corporate finance for America West Airlines and manager, corporate finance for Southwest Airlines. Harvey began his career as a staff accountant for Ernst & Young. He holds a Master’s degree in Professional Accounting and a Bachelor of Business Administration in Accounting from The University of Texas at Austin.
Mitch Lowe
Lowe, 56, has served as chief operating officer at Redbox since May 2005. Lowe helped build a strong management team at Redbox that grew the Redbox network from 12 kiosks to over 14,000 and was instrumental in developing the concept of $1 per night new release DVD rentals. Prior to this role, Lowe consulted for McDonald’s business development group, focusing on automated vending machines, and in May 2003, became head of operations for McDonald’s redbox DVD vending machine team. Prior to McDonald’s, Lowe was a founding executive at Netflix in 1998, and served as the entertainment domain expert and vice president of Business Development and Strategic Alliances from 1998 to 2003. From 1991 through 1996, Lowe served on the board of directors of the Video Software Dealers Association (VSDA) and as its chairman in 1996.
Dora Summers-Ewing
Summers-Ewing, 52, most recently served as principal and senior client partner at Korn/Ferry International, where she developed and oversaw the firm’s leadership and talent consulting practice for the Western United States. Prior to Korn/Ferry, she worked at RHR International, a major leadership consulting firm, where she led a practice focused on strategic change management and human capital development. Before that, she spent over 12 years in the telecommunications industry as a sales and marketing executive. Summers-Ewing has served on the boards of directors of the Alzheimer’s Association of Washington, Executive Service Corps and two regional Humane Societies. Summers-Ewing holds a Doctorate in Educational and Counseling Psychology from the University of Missouri at Columbia, a Master’s of Business Administration from Pepperdine University, and a Bachelor of Arts degree in Journalism and Political Science from the University of Southern California.
About Coinstar, Inc.
Coinstar, Inc. (NASDAQ:CSTR) is a multi-national company offering a range of 4th Wall® solutions for the retailers’ front of store consisting of self-service coin counting, DVD rental, money transfer, electronic payment solutions, and entertainment services. The Company’s products and services can be found at more than 90,000 points of presence including supermarkets, drug stores, mass merchants, financial institutions, convenience stores, restaurants and money transfer agent locations. For more information, visit www.coinstar.com.
Safe Harbor for Forward-Looking Statements
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Coinstar, Inc.’s management and future growth and results. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Coinstar, Inc., as well as from risks and uncertainties beyond Coinstar, Inc.’s control. Such risks and uncertainties include, but are not limited to, changes in management, the termination, non-renewal or renegotiation on materially adverse terms of our contracts with our significant retailers, payment of increased service fees to retailers, the ability to attract new retailers, penetrate new markets and distribution channels, cross-sell our products and services and react to changing consumer demands, the ability to achieve the strategic and financial objectives for our entry into or expansion of new businesses, the ability to adequately protect our intellectual property, and the application of substantial federal, state, local and foreign laws and regulations specific to our business. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date of this release. Coinstar, Inc. undertakes no obligation to update the information provided herein.
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